Corporate Presentation April 2012 Ticker: TNXP.OB

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TONIX PHARMACEUTICALS

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS TONIX Pharmaceuticals Summary • Specialty pharmaceutical company developing innovative products for high - value CNS indications • Lead programs target fibromyalgia syndrome (FM) and post traumatic stress disorder (PTSD) - Reformulated cyclobenzaprine - Capital - efficient, low - risk development pathway - High ROI commercial strategy - Expect to follow successes of Lyrica® and Cymbalta® in FM • Fibromyalgia Phase 2(a) demonstrated statistically significant improvements in core symptoms • Pipeline of additional CNS product candidates 3

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Experienced Leadership Management Team Seth Lederman, MD Founder, CEO, Chairman Co - founder, Vela, Targent, Validus, Fontus Benjamin Selzer Chief Operating Officer Aton, Reliant, investment banking (Lehman Brothers & Banc of America Securities) Leland Gershell, MD, PhD Chief Financial Officer Cowen, Apothecary Capital, Favus Institutional Research, Madison Williams Bruce Daugherty, PhD, MBA Senior Director, Drug Development Merck, Roche Institute 4

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Accomplished Independent Board Board of Directors Seth Lederman, MD Founder, CEO, Chairman Stuart Davidson Former CEO of Alkermes & Combion Patrick Grace WR Grace, Chemed, Grace Institute Donald W. Landry, MD, PhD Columbia Chair of Medicine Ernest Mario, PhD Former CEO of Glaxo, Alza & Reliant Charles Mather Janney Montgomery Scott Securities, Cowen, Smith Barney John Rhodes Former Partner at Booz Allen Hamilton 5

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS Fibromyalgia Market Opportunity • Approximately 5 million U.S. fibromyalgia (FM) patients* • U.S. FM drug market estimated at $1.2 billion** - 2007 - 2010 CAGR of 18.4%** • Until 2007, there were no FDA approved FM drugs - Lyrica ® (Pfizer) was approved for FM in 2007 and is replacing off - label generic analgesics - Cymbalta® (Lilly) was approved for FM in 2008 and is replacing off - label generic anti - depressants • TNX - 102 is seeking FDA approval as a first - in - class drug for FM and to replace off - label generic muscle relaxants * National Institutes of Health, U.S. Department of Health and Human Services ** Source: Frost & Sullivan Fibromyalgia Market Study, December 2010 6

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Fibromyalgia: Vicious Cycle 7 • Medications that target pain or depressed mood are approved for the maintenance of FM • TNX - 102 will be a first - in - class medication targeting disturbed or non - restorative sleep (NRS) in FM TNX - 102 Pain Lyrica Sleep Disturbance No approved medications Depressed Mood Cymbalta

TONIX PHARMACEUTICALS Comparison of Fibromyalgia Drugs Approved Treatments Pipeline Treatments • Antidepressant category • Suicidality warning • Taken 1 - 2 times a day • Interferes with sleep • Analgesic category • DEA scheduled • Taken 2 times a day • Interferes with sleep • Antidepressant category • Suicidality warning • Taken 1 - 2 times a day • Interferes with sleep • Probably in antidepressant category • FM is a follow - on indication after neurogenic orthostatic hypotension (Orphan indication) 8 • Physicians often switch drugs when patients are dissatisfied • TNX - 102 is a first - in - class bedtime treatment and is not expected to compete with approved treatments • Nonrestorative sleep category • 1 dose • Not restricted by DEA • Should be available at all pharmacies Northera ™ doxidopa

Drugs Used to Treat Fibromyalgia

- **Off-label drugs dominate the sleep quality market but are approved as "muscle relaxants"**
- **TNX-102 is proposed as first-in-class sleep quality treatment**

	Sleep Disturbance	Pain	Depressed Mood	"Muscle Spasm"
FDA Approved		• Lyrica *(pregabalin)*	• Cymbalta *(duloxetine)* • Savella *(milnacipran)*	
In Development	• **TNX-102** ***(VLD-cyclobenzaprine)***		• Northera *(droxidopa)*	
Development Abandoned	• Rekinla *(sodium oxybate)*			
Off Label	• Xyrem *(sodium oxybate)*	• Neurontin *(gabapentin)* • Opiates	• *(venlafaxine)* • *(bupropion)*	• *(cyclobenzaprine)* • *(tizanidine)* • *(baclofen)* • *(carisoprodol)* • *(metaxalone)*

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TONIX PHARMACEUTICALS

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Cyclobenzaprine Has an Impressive Safety Record and is Widely Used • Merck developed and launched Flexeril ® in 1977 • O ver one billion tablets prescribed in 2010 • Extensive safety & efficacy studies conducted by Merck in 1990s • FDA approved controlled release products in 2007 (15 mg and 30 mg) • No DEA scheduling, no recognized addictive potential • Off - label Cyclobenzaprine is the third most widely prescribed medication for FM* 10 * Source: Frost & Sullivan Fibromyalgia Market Study, December 2010

TONIX PHARMACEUTICALS VLDC FM Pilot Study Results: Symptom Measures * Change from Baseline (week 8): tenderness measured by dolorimetry; HAD is the Hospital Anxiety and Depression Scale; HAD Depression is the HAD depression subscale -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% Pecrent Change from Baseline VLDC Placebo p=0.010 p=0.039 p=0.006 p=0.012 p=0.017 Fatigue HAD HAD Depression Pain Tenderness 0% 11 * Moldofsky et al., J. Rheum. December 2011: http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html • Study published in Journal of Rheumatology Dec. 2011 • Lead investigator Harvey Moldofsky thought leader in FM

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 102: VLDC New Formulation • Designed for the treatment of fibromyalgia - Muscle relaxant products aim for stable high blood levels over 24 hours - Aiming for faster and more reliable absorption for FM - Designed for high blood levels during the night and lower levels the next day to reduce next day somnolence • Differentiated from, but not competitive with other FM therapies - First - in - class sleep quality treatment for fibromyalgia - Bedtime versus daytime (Cymbalta, Lyrica, Savella) - Physicians switch patients between different classes when they are dissatisfied 12

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 102: Development Plan • Formulation and PK trials - PK Study on first version completed: 30 subjects; three week study - Follow - on PK Study expected to be completed in September 2012 • Following PK work, plan is to begin first pivotal trial - 2 - arm, 12 - week study with approximately 150 patients per arm - Study design and endpoints to mirror those used by Lyrica and Cymbalta • Pain and a composite endpoint of other FM symptoms - Results expected early 2014 13

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 102: Compelling Risk / Reward Profile 14 Risk Factor Commentary FDA Risk - Safety • Cyclobenzaprine is one of the more widely prescribed pharmaceuticals; 1 billion tablets per year in the U.S. • FDA approved and prescribed since the 1970’s • Widely studied in modern safety trials • 505(b)(2) registration; TONIX to benefit from existing safety data FDA Risk - Efficacy • Off - label Cyclobenzaprine is third most - widely - prescribed drug for FM • Phase 2a study demonstrated strong efficacy with very low dose cyclobenzaprine Commercial Risk • Off - label cyclobenzaprine already has market acceptance by physicians and patients despite never having been marketed for FM • TNX - 102 would be approved as a first - in - class treatment for FM and is expected to replace off - label use of muscle relaxants • Widely used off label for FM; 48.3 million tablets in 2010 (Frost & Sullivan) Reimbursement Risk • TNX - 102 is expected to be approved as a first - in - class treatment for FM • Currently no generic FM products Generic Competition • New, differentiated formulation relative to generic cyclobenzaprine • Lyrica and Cymbalta took market share from cheaper off - label generics once they obtained FDA approval for FM • Low risk – safety, efficacy and demand established

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 102: Compelling Risk / Reward Profile 15 • Short - term Monetization Focus - The first of two pivotal clinical trials to commence Q1 2013 - Initial “interim” data should be available by Q3 2013, with final study report available Q1 - Q2 2014 - Somewhere between those two milestones, TONIX plans to seek a major pharmaceutical partner or to monetize the company

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 105: VLDC for PTSD • 3.5% of U.S. adult population will have suffered from PTSD in past 12 months* - Any trauma can lead to PTSD • Unsatisfied market - Only Zoloft® and Paxil® have FDA approval • Widespread painkiller abuse and addiction • Leveraging formulation and clinical work from TNX - 102 to advance TNX - 105 16 * National Institutes of Mental Health & National Institutes of Health

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS FM and PTSD - Related Conditions • PTSD, like FM is characterized by groups of symptoms - Some patients with FM meet PTSD criteria - Some patients with PTSD meet FM criteria - Some are believed to suffer from both conditions simultaneously • Overlap of PTSD and FM symptoms suggests VLDC may treat PTSD - PTSD is thought to be exacerbated by non - restorative sleep • PTSD has both combat and civilian forms - Zoloft and Paxil are approved for PTSD but market is unsatisfied - Brand prescriptions are now filled by generic sertraline and paroxetine - DOD has a strong interest in promoting research on therapeutics 17

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TONIX Pharmaceuticals Pipeline • TONIX has a comprehensive pipeline of CNS products 18 Product Indication Status TNX - 102 Fibromyalgia • Very low dose cyclobenzaprine in novel formulation • Phase 2a successfully completed • PK trial in new formulation completed YE 2011 • First of two pivotal trials expected to begin Q1 2013 TNX - 105 Post - Traumatic Stress Disorder • Low dose cyclobenzaprine in novel formulation • Will leverage data from TNX - 102 PK trial • Pivotal trials anticipated to start 2013 • Applied for Department of Defense funding TNX - 201 Headache • NDA to be filed for existing DESI product • Potentially shortened process for FDA approval • DESI to NDA switch products enjoy mandated exclusivity TNX - 301 Alcoholism • US patent allowed • Potential for government funding

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Exclusivity & Patents • TNX - 102 - Issued Methods of Use patents for use of VLDC in treatment of fibromyalgia with expiration mid - 2020 - Two issued formulation patents with expiration in mid - 2021 - Further patents on pharmacokinetics expected to be filed in near term • TNX - 105 - Filed Methods of Use patent for use of VLDC in treatment of PTDS - Two issued formulation patents with expiration in mid - 2021 • Active patenting strategy to extend exclusivity - Plan to file patents around TONIX products’ unique PK profiles, which are difficult to circumvent • Hatch - Waxman exclusivity 3 years post launch for new indications 19

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS Upcoming Milestones 20 • Short and intermediate term value inflection milestones Timing Milestones Related to TNX - 102 April 2012 • Pharmacokinetic (PK) trial topline results Q2 2012 • PK study on second formulation Q3 2012 • PK/PD on “commercial” formulation and dose Q1 2013 • Commencement of initial pivotal trial Q3 2013 • Interim look at initial pivotal trial data Q1 - Q2 2014 • Completion of initial pivotal trial • Partnering or monetization event

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Why Invest in TONIX? • Capital efficient drug development strategy focused on high - value, first - in - class products • FM and PTSD are significant unmet needs with large market opportunities • TNX - 102 is expected to be a first - in - class treatment for FM and differentiated from generic cyclobenzaprine • Low risk, low - cost development pathway • Short - term monetization • Experienced management and Board 21